Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Fourth Quarter 2013

BB&T Corporation

Quarterly Performance Summary

BB&T Corporation

Financial Highlights

(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended December 31%					Year-to-Date December 31%
	2013		2012		Change	2013		2012		Change
Summary Income Statement
Interest income	$1,601		$1,763		(9.2)%	$6,654		$7,068		(5.9)%
Interest expense	204		250		(18.4)	892		1,062		(16.0)
Net interest income - taxable equivalent	1,397		1,513		(7.7)	5,762		6,006		(4.1)
Less: Taxable-equivalent adjustment	35		37		(5.4)	146		149		(2.0)
Net interest income	1,362		1,476		(7.7)	5,616		5,857		(4.1)
Provision for credit losses	60		252		(76.2)	592		1,057		(44.0)
Net interest income after provision for credit losses	1,302		1,224		6.4	5,024		4,800		4.7
Noninterest income	985		1,020		(3.4)	3,937		3,820		3.1
Noninterest expense	1,456		1,488		(2.2)	5,837		5,828		0.2
Income before income taxes	831		756		9.9	3,124		2,792		11.9
Provision for income taxes	243		207		17.4	1,395		764		82.6
Net income	588		549		7.1	1,729		2,028		(14.7)
Noncontrolling interests	14		13		7.7	50		49		2.0
Preferred stock dividends	37		30		23.3	117		63		85.7
Net income available to common shareholders	537		506		6.1	1,562		1,916		(18.5)
Per Common Share Data
Earnings:
Basic	$0.76		$0.72		5.6%	$2.22		$2.74		(19.0)%
Diluted	0.75		0.71		5.6	2.19		2.70		(18.9)
Cash dividends declared	0.23		0.20		15.0	0.92		0.80		15.0
Book value	28.52		27.21		4.8	28.52		27.21		4.8
Tangible book value (1)	18.08		16.53		9.4	18.08		16.53		9.4

End of period shares outstanding (in thousands)	706,620		699,728		1.0	706,620		699,728		1.0
Weighted average shares (in thousands):
Basic	705,485		699,586		0.8	703,042		698,739		0.6
Diluted	717,671		710,190		1.1	714,363		708,877		0.8
Performance Ratios
Return on average assets	1.31%		1.20%			0.96%		1.14%
Return on average risk-weighted assets	1.70		1.61			1.26		1.54
Return on average common shareholders’ equity	10.85		10.51			8.06		10.35
Return on average tangible common shareholders’ equity (2)	17.91		17.80			13.61		17.39
Net interest margin - taxable equivalent	3.56		3.84			3.68		3.91
Fee income ratio (3)	43.5		44.1			43.2		42.5
Efficiency ratio (3)	59.9		55.3			58.5		54.3
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.64%		0.97%			0.64%		0.97%
Loans and leases plus foreclosed property	1.00		1.51			1.00		1.51
Net charge-offs as a percentage of average loans and leases	0.48		1.02			0.67		1.14
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.49		1.76			1.49		1.76
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	1.85	X	1.46	X		1.85	X	1.46	X
Average Balances
Total assets	$178,870		$182,204		(1.8)%	$180,599		$178,102		1.4%
Total securities (4)	37,022		36,383		1.8	36,772		36,334		1.2
Loans and leases	117,001		117,103		(0.1)	117,527		113,733		3.3
Deposits	125,906		131,762		(4.4)	128,555		127,617		0.7
Common shareholders’ equity	19,657		19,160		2.6	19,397		18,501		4.8
Shareholders’ equity	22,305		21,188		5.3	21,890		19,477		12.4
Period-End Balances
Total assets	$182,341		$183,872		(0.8)%	$182,341		$183,872		(0.8)%
Total securities (4)	40,205		38,731		3.8	40,205		38,731		3.8
Loans and leases	117,139		118,364		(1.0)	117,139		118,364		(1.0)
Deposits	127,475		133,075		(4.2)	127,475		133,075		(4.2)
Common shareholders’ equity	20,156		19,042		5.9	20,156		19,042		5.9
Shareholders’ equity	22,809		21,223		7.5	22,809		21,223		7.5
Capital Ratios - Preliminary
Risk-based:
Tier 1	11.8%		10.5%			11.8%		10.5%
Total	14.3		13.4			14.3		13.4
Leverage	9.3		8.2			9.3		8.2
Tangible common equity to tangible assets (1)	7.3		6.6			7.3		6.6
Tier 1 common equity to risk-weighted assets (1)	9.9		9.0			9.9		9.0

Applicable ratios are annualized.

(1)	Tangible book value per common share, tangible common equity to tangible assets and Tier 1 common equity ratios are non-GAAP measures. See the calculations and management’s reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders’ equity is a non-GAAP measure. See the calculation and management’s reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, the gain on sale of subsidiary and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation

Financial Highlights - Five Quarter Trend

(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31 2013		Sept. 30 2013		June 30 2013		March 31 2013		Dec. 31 2012
Summary Income Statement
Interest income	$1,601		$1,676		$1,680		$1,697		$1,763
Interest expense	204		222		228		238		250
Net interest income - taxable equivalent	1,397		1,454		1,452		1,459		1,513
Less: Taxable-equivalent adjustment	35		37		37		37		37
Net interest income	1,362		1,417		1,415		1,422		1,476
Provision for credit losses	60		92		168		272		252
Net interest income after provision for credit losses	1,302		1,325		1,247		1,150		1,224
Noninterest income	985		905		1,046		1,001		1,020
Noninterest expense	1,456		1,471		1,496		1,414		1,488
Income before income taxes	831		759		797		737		756
Provision for income taxes	243		450		221		481		207
Net income	588		309		576		256		549
Noncontrolling interests	14		4		16		16		13
Preferred stock dividends	37		37		13		30		30
Net income available to common shareholders	537		268		547		210		506
Per Common Share Data
Earnings:
Basic	$0.76		$0.38		$0.78		$0.30		$0.72
Diluted	0.75		0.37		0.77		0.29		0.71
Cash dividends declared	0.23		0.23		0.23		0.23		0.20
Book value	28.52		27.59		27.51		27.15		27.21
Tangible book value (1)	18.08		17.06		16.92		16.50		16.53

End of period shares outstanding (in thousands)	706,620		704,925		702,995		701,440		699,728
Weighted average shares (in thousands):
Basic	705,485		704,134		702,082		700,275		699,586
Diluted	717,671		716,101		712,861		711,020		710,190
Performance Ratios
Return on average assets	1.31%		0.68%		1.27%		0.57%		1.20%
Return on average risk-weighted assets	1.70		0.89		1.68		0.76		1.61
Return on average common shareholders’ equity	10.85		5.44		11.39		4.44		10.51
Return on average tangible common shareholders’ equity (2)	17.91		9.33		19.12		7.87		17.80
Net interest margin - taxable equivalent	3.56		3.68		3.70		3.76		3.84
Fee income ratio (3)	43.5		41.6		44.6		42.9		44.1
Efficiency ratio (3)	59.9		60.1		57.6		56.4		55.3
Credit Quality (including covered assets)
Nonperforming assets as a percentage of:
Total assets	0.64%		0.72%		0.80%		0.91%		0.97%
Loans and leases plus foreclosed property	1.00		1.10		1.23		1.39		1.51
Net charge-offs as a percentage of average loans and leases	0.48		0.48		0.74		1.00		1.02
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.49		1.59		1.64		1.73		1.76
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	1.85	X	1.78	X	1.66	X	1.54	X	1.46	X
Average Balances
Total assets	$178,870		$180,363		$181,834		$181,358		$182,204
Total securities (4)	37,022		36,547		36,719		36,801		36,383
Loans and leases	117,001		118,265		117,852		116,981		117,103
Deposits	125,906		127,948		129,983		130,437		131,762
Common shareholders’ equity	19,657		19,491		19,293		19,138		19,160
Total shareholders’ equity	22,305		22,139		21,789		21,315		21,188
Period-End Balances
Total assets	$182,341		$181,050		$182,735		$180,837		$183,872
Total securities (4)	40,205		36,394		38,228		37,289		38,731
Loans and leases	117,139		118,582		118,282		117,628		118,364
Deposits	127,475		127,484		131,079		131,352		133,075
Common shareholders’ equity	20,156		19,446		19,337		19,048		19,042
Shareholders’ equity	22,809		22,094		21,996		21,229		21,223
Capital Ratios - Preliminary
Risk-based:
Tier 1	11.8%		11.3%		11.1%		10.6%		10.5%
Total	14.3		13.9		13.9		13.5		13.4
Leverage	9.3		9.0		8.8		8.3		8.2
Tangible common equity to tangible assets (1)	7.3		6.9		6.8		6.7		6.6
Tier 1 common equity to risk-weighted assets (1)	9.9		9.4		9.3		9.1		9.0

Applicable ratios are annualized.

(1)	Tangible book value per common share, tangible common equity to tangible assets and Tier 1 common equity ratios are non-GAAP measures. See the calculations and management’s reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders’ equity is a non-GAAP measure. See the calculation and management’s reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, the gain on sale of subsidiary and other selected items as detailed in the Selected Items & Additional Information section of this supplement. See the Non-GAAP Reconciliations section of this supplement for further detail.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation

Consolidated Statements of Income

(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended Dec. 31		Change		Year-to-Date Dec. 31		Change
	2013	2012	$	%	2013	2012	$	%
Interest Income
Interest and fees on loans and leases	$1,341	$1,494	$(153)	(10.2)%	$5,603	$5,980	$(377)	(6.3)%
Interest and dividends on securities	220	222	(2)	(0.9)	871	907	(36)	(4.0)
Interest on other earning assets	5	10	(5)	(50.0)	33	30	3	10.0
Total interest income	1,566	1,726	(160)	(9.3)	6,507	6,917	(410)	(5.9)
Interest Expense
Interest on deposits	65	96	(31)	(32.3)	301	429	(128)	(29.8)
Interest on short-term borrowings	1	2	(1)	(50.0)	6	7	(1)	(14.3)
Interest on long-term debt	138	152	(14)	(9.2)	584	624	(40)	(6.4)
Total interest expense	204	250	(46)	(18.4)	891	1,060	(169)	(15.9)
Net interest income	1,362	1,476	(114)	(7.7)	5,616	5,857	(241)	(4.1)
Provision for credit losses	60	252	(192)	(76.2)	592	1,057	(465)	(44.0)
Net interest income after provision for credit losses	1,302	1,224	78	6.4	5,024	4,800	224	4.7
Noninterest income
Insurance income	371	362	9	2.5	1,517	1,359	158	11.6
Mortgage banking income	100	231	(131)	(56.7)	565	840	(275)	(32.7)
Service charges on deposits	151	149	2	1.3	584	566	18	3.2
Investment banking and brokerage fees and commissions	101	98	3	3.1	383	365	18	4.9
Bankcard fees and merchant discounts	65	61	4	6.6	256	236	20	8.5
Checkcard fees	50	49	1	2.0	199	185	14	7.6
Trust and investment advisory revenues	52	47	5	10.6	200	184	16	8.7
Income from bank-owned life insurance	32	29	3	10.3	113	116	(3)	(2.6)
FDIC loss share income, net	(75)	(97)	22	(22.7)	(293)	(318)	25	(7.9)
Securities gains (losses), net	5	—	5	NM	51	(12)	63	NM
Other income	133	91	42	46.2	362	299	63	21.1
Total noninterest income	985	1,020	(35)	(3.4)	3,937	3,820	117	3.1
Noninterest Expense
Personnel expense	827	823	4	0.5	3,293	3,125	168	5.4
Occupancy and equipment expense	174	172	2	1.2	692	650	42	6.5
Loan-related expense	64	73	(9)	(12.3)	255	283	(28)	(9.9)
Foreclosed property expense	11	48	(37)	(77.1)	55	266	(211)	(79.3)
Regulatory charges	33	35	(2)	(5.7)	143	159	(16)	(10.1)
Professional services	46	46	—	—	189	156	33	21.2
Software expense	43	38	5	13.2	158	138	20	14.5
Amortization of intangibles	26	28	(2)	(7.1)	106	110	(4)	(3.6)
Merger-related and restructuring charges, net	10	11	(1)	(9.1)	46	68	(22)	(32.4)
Other expense	222	214	8	3.7	900	873	27	3.1
Total noninterest expense	1,456	1,488	(32)	(2.2)	5,837	5,828	9	0.2
Earnings
Income before income taxes	831	756	75	9.9	3,124	2,792	332	11.9
Provision for income taxes	243	207	36	17.4	1,395	764	631	82.6
Net Income	588	549	39	7.1	1,729	2,028	(299)	(14.7)
Noncontrolling interests	14	13	1	7.7	50	49	1	2.0
Preferred stock dividends	37	30	7	23.3	117	63	54	85.7
Net income available to common shareholders	$537	$506	$31	6.1%	$1,562	$1,916	$(354)	(18.5)%

Earnings Per Common Share
Basic	$0.76	$0.72	$0.04	5.6%	$2.22	$2.74	$(0.52)	(19.0)%
Diluted	0.75	0.71	0.04	5.6	2.19	2.70	(0.51)	(18.9)

Weighted Average Shares Outstanding
Basic	705,485	699,586	5,899	0.8	703,042	698,739	4,303	0.6
Diluted	717,671	710,190	7,481	1.1	714,363	708,877	5,486	0.8

NM - not meaningful.

BB&T Corporation

Consolidated Statements of Income - Five Quarter Trend

(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012
Interest Income
Interest and fees on loans and leases	$1,341	$1,411	$1,418	$1,433	$1,494
Interest and dividends on securities	220	221	215	215	222
Interest on other earning assets	5	7	10	11	10
Total interest income	1,566	1,639	1,643	1,659	1,726
Interest Expense
Interest on deposits	65	72	78	86	96
Interest on short-term borrowings	1	1	3	1	2
Interest on long-term debt	138	149	147	150	152
Total interest expense	204	222	228	237	250
Net interest income	1,362	1,417	1,415	1,422	1,476
Provision for credit losses	60	92	168	272	252
Net interest income after provision for credit losses	1,302	1,325	1,247	1,150	1,224
Noninterest income
Insurance income	371	355	426	365	362
Mortgage banking income	100	117	168	180	231
Service charges on deposits	151	152	143	138	149
Investment banking and brokerage fees and commissions	101	89	99	94	98
Bankcard fees and merchant discounts	65	67	65	59	61
Checkcard fees	50	51	51	47	49
Trust and investment advisory revenues	52	51	49	48	47
Income from bank-owned life insurance	32	27	26	28	29
FDIC loss share income, net	(75)	(74)	(85)	(59)	(97)
Securities gains (losses), net	5	—	23	23	—
Other income	133	70	81	78	91
Total noninterest income	985	905	1,046	1,001	1,020
Noninterest Expense
Personnel expense	827	805	844	817	823
Occupancy and equipment expense	174	177	170	171	172
Loan-related expense	64	70	63	58	73
Foreclosed property expense	11	14	12	18	48
Regulatory charges	33	40	35	35	35
Professional services	46	60	47	36	46
Software expense	43	39	38	38	38
Amortization of intangibles	26	26	27	27	28
Merger-related and restructuring charges, net	10	4	27	5	11
Other expense	222	236	233	209	214
Total noninterest expense	1,456	1,471	1,496	1,414	1,488
Earnings
Income before income taxes	831	759	797	737	756
Provision for income taxes	243	450	221	481	207
Net Income	588	309	576	256	549
Noncontrolling interests	14	4	16	16	13
Preferred stock dividends	37	37	13	30	30
Net income available to common shareholders	$537	$268	$547	$210	$506

Earnings Per Common Share
Basic	$0.76	$0.38	$0.78	$0.30	$0.72
Diluted	0.75	0.37	0.77	0.29	0.71

Weighted Average Shares Outstanding
Basic	705,485	704,134	702,082	700,275	699,586
Diluted	717,671	716,101	712,861	711,020	710,190

BB&T Corporation

Lines of Business Financial Performance (1)

Quarter Ended December 31, 2013 and 2012

(Dollars in millions)

	Community Banking			Residential Mortgage Banking			Dealer Financial Services			Specialized Lending
	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change
Net interest income (expense)	$536	$536	—%	$284	$299	(5.0)%	$209	$210	(0.5)%	$145	$180	(19.4)%
Net intersegment interest income (expense)	256	311	(17.7)	(187)	(198)	(5.6)	(39)	(44)	(11.4)	(30)	(31)	(3.2)
Segment net interest income	792	847	(6.5)	97	101	(4.0)	170	166	2.4	115	149	(22.8)
Allocated provision for loan and lease losses	9	130	(93.1)	16	56	(71.4)	58	67	(13.4)	6	24	(75.0)
Noninterest income	304	301	1.0	76	207	(63.3)	—	2	(100.0)	61	65	(6.2)
Intersegment net referral fees (expense)	29	49	(40.8)	(1)	—	NM	—	—	—	—	—	—
Noninterest expense	411	465	(11.6)	95	100	(5.0)	26	27	(3.7)	55	69	(20.3)
Amortization of intangibles	8	10	(20.0)	—	—	—	—	—	—	1	1	—
Allocated corporate expenses	261	257	1.6	18	14	28.6	7	9	(22.2)	17	21	(19.0)
Income (loss) before income taxes	436	335	30.1	43	138	(68.8)	79	65	21.5	97	99	(2.0)
Provision (benefit) for income taxes	161	123	30.9	16	53	(69.8)	30	25	20.0	26	26	—
Segment net income (loss)	$275	$212	29.7	$27	$85	(68.2)	$49	$40	22.5	$71	$73	(2.7)

Identifiable segment assets (period end)	$63,145	$62,821	0.5	$27,664	$29,503	(6.2)	$11,526	$10,264	12.3	$17,629	$18,907	(6.8)

	Insurance Services			Financial Services			Other, Treasury & Corporate (2)			Total BB&T Corporation
	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change
Net interest income (expense)	$1	$1	—%	$38	$33	15.2%	$149	$217	(31.3)%	$1,362	$1,476	(7.7)%
Net intersegment interest income (expense)	1	1	—	70	84	(16.7)	(71)	(123)	(42.3)	—	—	—
Segment net interest income	2	2	—	108	117	(7.7)	78	94	(17.0)	1,362	1,476	(7.7)
Allocated provision for loan and lease losses	—	—	—	(2)	(8)	(75.0)	(27)	(17)	58.8	60	252	(76.2)
Noninterest income	385	368	4.6	205	193	6.2	(46)	(116)	(60.3)	985	1,020	(3.4)
Intersegment net referral fees (expense)	—	—	—	9	15	(40.0)	(37)	(64)	(42.2)	—	—	—
Noninterest expense	269	272	(1.1)	160	163	(1.8)	414	364	13.7	1,430	1,460	(2.1)
Amortization of intangibles	15	16	(6.3)	1	1	—	1	—	NM	26	28	(7.1)
Allocated corporate expenses	28	23	21.7	24	23	4.3	(355)	(347)	2.3	—	—	—
Income (loss) before income taxes	75	59	27.1	139	146	(4.8)	(38)	(86)	(55.8)	831	756	9.9
Provision (benefit) for income taxes	26	21	23.8	52	55	(5.5)	(68)	(96)	(29.2)	243	207	17.4
Segment net income (loss)	$49	$38	28.9	$87	$91	(4.4)	$30	$10	200.0	$588	$549	7.1

Identifiable segment assets (period end)	$2,990	$3,297	(9.3)	$10,434	$9,283	12.4	$48,953	$49,797	(1.7)	$182,341	$183,872	(0.8)

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

BB&T Corporation

Lines of Business Financial Performance (1)

Year-To-Date December 31, 2013 and 2012

(Dollars in millions)

	Community Banking			Residential Mortgage Banking			Dealer Financial Services			Specialized Lending
	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change
Net interest income (expense)	$2,129	$2,084	2.2%	$1,168	$1,149	1.7%	$834	$844	(1.2)%	$678	$701	(3.3)%
Net intersegment interest income (expense)	1,085	1,293	(16.1)	(747)	(772)	(3.2)	(159)	(196)	(18.9)	(126)	(139)	(9.4)
Segment net interest income	3,214	3,377	(4.8)	421	377	11.7	675	648	4.2	552	562	(1.8)
Allocated provision for loan and lease losses	246	665	(63.0)	34	95	(64.2)	214	164	30.5	85	135	(37.0)
Noninterest income	1,202	1,136	5.8	484	754	(35.8)	4	7	(42.9)	231	229	0.9
Intersegment net referral fees (expense)	160	178	(10.1)	(1)	—	NM	—	—	—	—	—	—
Noninterest expense	1,701	1,827	(6.9)	344	389	(11.6)	108	101	6.9	255	259	(1.5)
Amortization of intangibles	36	37	(2.7)	—	—	—	—	1	(100.0)	5	5	—
Allocated corporate expenses	1,040	1,026	1.4	68	55	23.6	29	36	(19.4)	66	79	(16.5)
Income (loss) before income taxes	1,553	1,136	36.7	458	592	(22.6)	328	353	(7.1)	372	313	18.8
Provision (benefit) for income taxes	571	414	37.9	174	225	(22.7)	125	135	(7.4)	97	69	40.6
Segment net income (loss)	$982	$722	36.0	$284	$367	(22.6)	$203	$218	(6.9)	$275	$244	12.7

Identifiable segment assets (period end)	$63,145	$62,821	0.5	$27,664	$29,503	(6.2)	$11,526	$10,264	12.3	$17,629	$18,907	(6.8)

	Insurance Services			Financial Services			Other, Treasury & Corporate (2)			Total BB&T Corporation
	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change	Dec. 31 2013	Dec. 31 2012	Percent Change
Net interest income (expense)	$3	$3	—%	$150	$123	22.0%	$654	$953	(31.4)%	$5,616	$5,857	(4.1)%
Net intersegment interest income (expense)	6	4	50.0	297	326	(8.9)	(356)	(516)	(31.0)	—	—	—
Segment net interest income	9	7	28.6	447	449	(0.4)	298	437	(31.8)	5,616	5,857	(4.1)
Allocated provision for loan and lease losses	—	—	—	19	13	46.2	(6)	(15)	(60.0)	592	1,057	(44.0)
Noninterest income	1,535	1,365	12.5	743	719	3.3	(262)	(390)	(32.8)	3,937	3,820	3.1
Intersegment net referral fees (expense)	—	—	—	36	39	(7.7)	(195)	(217)	(10.1)	—	—	—
Noninterest expense	1,135	1,016	11.7	617	643	(4.0)	1,571	1,483	5.9	5,731	5,718	0.2
Amortization of intangibles	61	61	—	3	3	—	1	3	(66.7)	106	110	(3.6)
Allocated corporate expenses	96	82	17.1	99	93	6.5	(1,398)	(1,371)	2.0	—	—	—
Income (loss) before income taxes	252	213	18.3	488	455	7.3	(327)	(270)	21.1	3,124	2,792	11.9
Provision (benefit) for income taxes	85	70	21.4	183	171	7.0	160	(320)	(150.0)	1,395	764	82.6
Segment net income (loss)	$167	$143	16.8	$305	$284	7.4	$(487)	$50	NM	$1,729	$2,028	(14.7)

Identifiable segment assets (period end)	$2,990	$3,297	(9.3)	$10,434	$9,283	12.4	$48,953	$49,797	(1.7)	$182,341	$183,872	(0.8)

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
NM	- not meaningful.

BB&T Corporation

Lines of Business Financial Performance - Five Quarter Trend (1)

(Dollars in millions)

	Quarter Ended
Community Banking	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$536	$537	$532	$524	$536
Net intersegment interest income (expense)	256	262	277	290	311
Segment net interest income	792	799	809	814	847

Allocated provision for loan and lease losses	9	45	110	82	130
Noninterest income	304	315	302	281	301
Intersegment net referral fees (expense)	29	37	45	49	49
Noninterest expense	411	412	448	430	465
Amortization of intangibles	8	9	9	10	10
Allocated corporate expenses	261	259	260	260	257

Income (loss) before income taxes	436	426	329	362	335
Provision (benefit) for income taxes	161	157	120	133	123
Segment net income (loss)	$275	$269	$209	$229	$212

Identifiable segment assets (period end)	$63,145	$62,904	$62,998	$62,397	$62,821

	Quarter Ended
Residential Mortgage Banking	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$284	$291	$294	$299	$299
Net intersegment interest income (expense)	(187)	(184)	(185)	(191)	(198)
Segment net interest income	97	107	109	108	101

Allocated provision for loan and lease losses	16	(28)	29	17	56
Noninterest income	76	96	151	161	207
Intersegment net referral fees (expense)	(1)	1	(1)	—	—
Noninterest expense	95	90	89	70	100
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	18	17	17	16	14

Income (loss) before income taxes	43	125	124	166	138
Provision (benefit) for income taxes	16	48	47	63	53
Segment net income (loss)	$27	$77	$77	$103	$85

Identifiable segment assets (period end)	$27,664	$28,766	$28,347	$28,675	$29,503

	Quarter Ended
Dealer Financial Services	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$209	$210	$210	$205	$210
Net intersegment interest income (expense)	(39)	(40)	(38)	(42)	(44)
Segment net interest income	170	170	172	163	166

Allocated provision for loan and lease losses	58	47	42	67	67
Noninterest income	—	1	1	2	2
Intersegment net referral fees (expense)	—	—	—	—	—
Noninterest expense	26	28	28	26	27
Amortization of intangibles	—	—	—	—	—
Allocated corporate expenses	7	7	8	7	9

Income (loss) before income taxes	79	89	95	65	65
Provision (benefit) for income taxes	30	34	36	25	25
Segment net income (loss)	$49	$55	$59	$40	$40

Identifiable segment assets (period end)	$11,526	$11,503	$11,188	$10,566	$10,264

	Quarter Ended
Specialized Lending	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$145	$181	$178	$174	$180
Net intersegment interest income (expense)	(30)	(34)	(31)	(31)	(31)
Segment net interest income	115	147	147	143	149

Allocated provision for loan and lease losses	6	1	27	51	24
Noninterest income	61	60	56	54	65
Intersegment net referral fees (expense)	—	—	—	—	—
Noninterest expense	55	72	65	63	69
Amortization of intangibles	1	1	2	1	1
Allocated corporate expenses	17	17	16	16	21

Income (loss) before income taxes	97	116	93	66	99
Provision (benefit) for income taxes	26	33	25	13	26
Segment net income (loss)	$71	$83	$68	$53	$73

Identifiablesegment assets (period end)	$17,629	$18,143	$18,892	$18,311	$18,907

(1)	Lines of business results are preliminary.

BB&T Corporation

Lines of Business Financial Performance - Five Quarter Trend (1)

(Dollars in millions)

	Quarter Ended
Insurance Services	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$1	$—	$1	$1	$1
Net intersegment interest income (expense)	1	2	2	1	1
Segment net interest income	2	2	3	2	2

Allocated provision for loan and lease losses	—	—	—	—	—
Noninterest income	385	357	427	366	368
Intersegment net referral fees (expense)	—	—	—	—	—
Noninterest expense	269	286	292	288	272
Amortization of intangibles	15	15	16	15	16
Allocated corporate expenses	28	23	22	23	23

Income (loss) before income taxes	75	35	100	42	59
Provision (benefit) for income taxes	26	13	34	12	21
Segment net income (loss)	$49	$22	$66	$30	$38

Identifiable segment assets (period end)	$2,990	$2,876	$3,164	$3,160	$3,297

	Quarter Ended
Financial Services	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$38	$38	$40	$34	$33
Net intersegment interest income (expense)	70	73	74	80	84
Segment net interest income	108	111	114	114	117

Allocated provision for loan and lease losses	(2)	(2)	14	9	(8)
Noninterest income	205	179	183	176	193
Intersegment net referral fees (expense)	9	8	11	8	15
Noninterest expense	160	150	155	152	163
Amortization of intangibles	1	1	—	1	1
Allocated corporate expenses	24	25	26	24	23

Income (loss) before income taxes	139	124	113	112	146
Provision (benefit) for income taxes	52	47	42	42	55
Segment net income (loss)	$87	$77	$71	$70	$91

Identifiable segment assets (period end)	$10,434	$11,486	$10,425	$10,213	$9,283

	Quarter Ended
Other, Treasury & Corporate (2)	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$149	$160	$160	$185	$217
Net intersegment interest income (expense)	(71)	(79)	(99)	(107)	(123)
Segment net interest income	78	81	61	78	94

Allocated provision for loan and lease losses	(27)	29	(54)	46	(17)
Noninterest income	(46)	(103)	(74)	(39)	(116)
Intersegment net referral fees (expense)	(37)	(46)	(55)	(57)	(64)
Noninterest expense	414	407	392	358	364
Amortization of intangibles	1	—	—	—	—
Allocated corporate expenses	(355)	(348)	(349)	(346)	(347)

Income (loss) before income taxes	(38)	(156)	(57)	(76)	(86)
Provision (benefit) for income taxes	(68)	118	(83)	193	(96)
Segment net income (loss)	$30	$(274)	$26	$(269)	$10

Identifiable segment assets (period end)	$48,953	$45,372	$47,721	$47,515	$49,797

	Quarter Ended
Total BB&T Corporation	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net interest income (expense)	$1,362	$1,417	$1,415	$1,422	$1,476
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,362	1,417	1,415	1,422	1,476

Allocated provision for loan and lease losses	60	92	168	272	252
Noninterest income	985	905	1,046	1,001	1,020
Intersegment net referral fees (expense)	—	—	—	—	—
Noninterest expense	1,430	1,445	1,469	1,387	1,460
Amortization of intangibles	26	26	27	27	28
Allocated corporate expenses	—	—	—	—	—
Income (loss) before income taxes	831	759	797	737	756
Provision (benefit) for income taxes	243	450	221	481	207
Segment net income (loss)	$588	$309	$576	$256	$549

Identifiable segment assets (period end)	$182,341	$181,050	$182,735	$180,837	$183,872

(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation

Consolidated Balance Sheets

(Dollars in millions)

	As of December 31		Change
	2013	2012	$	%
Assets
Cash and due from banks	$1,565	$1,975	$(410)	(20.8)%
Interest-bearing deposits with banks	452	942	(490)	(52.0)
Federal funds sold and securities purchased under resale agreements or similar arrangements	148	122	26	21.3
Restricted cash	422	750	(328)	(43.7)
Trading securities at fair value	381	497	(116)	(23.3)
Securities available for sale at fair value (1)	22,104	25,137	(3,033)	(12.1)
Securities held to maturity	18,101	13,594	4,507	33.2
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,508	38,295	213	0.6
Commercial real estate—other	11,672	11,461	211	1.8
Commercial real estate—residential ADC (2)	938	1,261	(323)	(25.6)
Direct retail lending	15,869	15,817	52	0.3
Sales finance loans	9,382	7,736	1,646	21.3
Revolving credit loans	2,403	2,330	73	3.1
Residential mortgage loans	24,648	24,272	376	1.5
Other lending subsidiaries	10,462	10,137	325	3.2
Total loans and leases held for investment (excluding covered loans)	113,882	111,309	2,573	2.3
Covered loans	2,035	3,294	(1,259)	(38.2)
Total loans and leases held for investment	115,917	114,603	1,314	1.1
Loans held for sale	1,222	3,761	(2,539)	(67.5)
Total loans and leases	117,139	118,364	(1,225)	(1.0)
Allowance for loan and lease losses	(1,732)	(2,018)	286	(14.2)
FDIC loss share receivable	174	479	(305)	(63.7)
Premises and equipment	1,869	1,888	(19)	(1.0)
Goodwill	6,814	6,804	10	0.1
Core deposit and other intangible assets	569	673	(104)	(15.5)
Residential mortgage servicing rights at fair value	1,047	627	420	67.0
Other assets (3)	13,288	14,038	(750)	(5.3)
Total assets	$182,341	$183,872	$(1,531)	(0.8)%

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$34,972	$32,452	$2,520	7.8%
Interest checking	18,861	21,091	(2,230)	(10.6)
Money market and savings	48,687	47,908	779	1.6
Certificates and other time deposits	24,955	31,624	(6,669)	(21.1)
Total deposits	127,475	133,075	(5,600)	(4.2)
Short-term borrowings	4,138	2,864	1,274	44.5
Long-term debt	21,493	19,114	2,379	12.4
Other liabilities	6,426	7,596	(1,170)	(15.4)
Total liabilities	159,532	162,649	(3,117)	(1.9)
Shareholders’ equity:
Preferred stock	2,603	2,116	487	23.0
Common stock	3,533	3,499	34	1.0
Additional paid-in capital	6,172	5,973	199	3.3
Retained earnings	11,044	10,129	915	9.0
Accumulated other comprehensive loss	(593)	(559)	(34)	6.1
Noncontrolling interests	50	65	(15)	(23.1)
Total shareholders’ equity	22,809	21,223	1,586	7.5
Total liabilities and shareholders’ equity	$182,341	$183,872	$(1,531)	(0.8)%

(1)	Includes covered securities of $1.4 billion and $1.6 billion at December 31, 2013 and 2012, respectively.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $163 million and $297 million of covered foreclosed property and covered other assets at December 31, 2013 and 2012, respectively.

NM - not meaningful.

BB&T Corporation

Consolidated Balance Sheets - Five Quarter Trend

(Dollars in millions)

	As of
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012
Assets
Cash and due from banks	$1,565	$1,811	$1,444	$1,322	$1,975
Interest-bearing deposits with banks	452	498	740	944	942
Federal funds sold and securities purchased under resale agreements or similar arrangements	148	160	195	302	122
Restricted cash	422	516	585	646	750
Trading securities at fair value	381	521	537	627	497
Securities available for sale at fair value (1)	22,104	22,865	24,477	24,170	25,137
Securities held to maturity	18,101	13,529	13,751	13,119	13,594
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,508	38,256	38,701	38,429	38,295
Commercial real estate—other	11,672	11,331	11,440	11,425	11,461
Commercial real estate—residential ADC	938	982	1,058	1,175	1,261
Direct retail lending	15,869	16,128	16,069	15,767	15,817
Sales finance loans	9,382	9,132	8,821	8,114	7,736
Revolving credit loans	2,403	2,333	2,325	2,284	2,330
Residential mortgage loans	24,648	24,037	23,795	23,954	24,272
Other lending subsidiaries	10,462	11,102	10,836	10,043	10,137
Total loans and leases held for investment (excluding covered loans)	113,882	113,301	113,045	111,191	111,309
Covered loans	2,035	2,324	2,749	3,005	3,294
Total loans and leases held for investment	115,917	115,625	115,794	114,196	114,603
Loans held for sale	1,222	2,957	2,488	3,432	3,761
Total loans and leases	117,139	118,582	118,282	117,628	118,364
Allowance for loan and lease losses	(1,732)	(1,838)	(1,901)	(1,975)	(2,018)
FDIC loss share receivable	174	245	299	368	479
Premises and equipment	1,869	1,876	1,893	1,880	1,888
Goodwill	6,814	6,823	6,824	6,823	6,804
Core deposit and other intangible assets	569	595	620	647	673
Residential mortgage servicing rights at fair value	1,047	956	892	735	627
Other assets (2)	13,288	13,911	14,097	13,601	14,038
Total assets	$182,341	$181,050	$182,735	$180,837	$183,872

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$34,972	$34,486	$33,760	$33,236	$32,452
Interest checking	18,861	18,837	19,053	20,175	21,091
Money market and savings	48,687	49,000	48,529	49,088	47,908
Certificates and other time deposits	24,955	25,161	29,737	28,853	31,624
Total deposits	127,475	127,484	131,079	131,352	133,075
Short-term borrowings	4,138	4,813	3,192	3,239	2,864
Long-term debt	21,493	20,402	19,362	18,316	19,114
Other liabilities	6,426	6,257	7,106	6,701	7,596
Total liabilities	159,532	158,956	160,739	159,608	162,649
Shareholders’ equity:
Preferred stock	2,603	2,603	2,603	2,116	2,116
Common stock	3,533	3,525	3,515	3,507	3,499
Additional paid-in capital	6,172	6,112	6,042	5,975	5,973
Retained earnings	11,044	10,669	10,564	10,178	10,129
Accumulated other comprehensive loss	(593)	(860)	(784)	(612)	(559)
Noncontrolling interests	50	45	56	65	65
Total shareholders’ equity	22,809	22,094	21,996	21,229	21,223
Total liabilities and shareholders’ equity	$182,341	$181,050	$182,735	$180,837	$183,872

(1)	Includes covered securities of $1.4 billion, $1.4 billion, $1.5 billion, $1.6 billion and $1.6 billion at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(2)	Includes $163 million, $186 million, $221 million, $273 million and $297 million of covered foreclosed property and covered other assets at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

BB&T Corporation

Average Balance Sheets

(Dollars in millions)

	Quarter Ended December 31		Change		Year-to-Date December 31		Change
	2013	2012	$	%	2013	2012	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury securities	$824	$289	$535	185.1%	$502	$272	$230	84.6%
U.S. government-sponsored entities (GSE)	5,596	3,147	2,449	77.8	5,016	1,329	3,687	NM
Mortgage-backed securities issued by GSE	27,020	29,162	(2,142)	(7.3)	27,598	30,848	(3,250)	(10.5)
States and political subdivisions	1,834	1,841	(7)	(0.4)	1,836	1,851	(15)	(0.8)
Non-agency mortgage-backed securities	268	312	(44)	(14.1)	283	346	(63)	(18.2)
Other securities	475	487	(12)	(2.5)	470	505	(35)	(6.9)
Covered securities	1,005	1,145	(140)	(12.2)	1,067	1,183	(116)	(9.8)
Total securities	37,022	36,383	639	1.8	36,772	36,334	438	1.2
Other earning assets	2,022	3,377	(1,355)	(40.1)	2,412	3,359	(947)	(28.2)
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,101	38,022	79	0.2	38,206	36,966	1,240	3.4
Commercial real estate—other	11,494	11,032	462	4.2	11,418	10,779	639	5.9
Commercial real estate—residential ADC	970	1,398	(428)	(30.6)	1,087	1,665	(578)	(34.7)
Direct retail lending	15,998	15,767	231	1.5	15,952	15,270	682	4.5
Sales finance loans	9,262	7,724	1,538	19.9	8,658	7,680	978	12.7
Revolving credit loans	2,357	2,280	77	3.4	2,303	2,217	86	3.9
Residential mortgage loans	23,979	23,820	159	0.7	23,598	22,623	975	4.3
Other lending subsidiaries	10,448	10,051	397	3.9	10,468	9,525	943	9.9
Total loans and leases held for investment (excluding covered loans)	112,609	110,094	2,515	2.3	111,690	106,725	4,965	4.7
Covered loans	2,186	3,477	(1,291)	(37.1)	2,667	4,045	(1,378)	(34.1)
Total loans and leases held for investment	114,795	113,571	1,224	1.1	114,357	110,770	3,587	3.2
Loans held for sale	2,206	3,532	(1,326)	(37.5)	3,170	2,963	207	7.0
Total loans and leases	117,001	117,103	(102)	(0.1)	117,527	113,733	3,794	3.3
Total earning assets	156,045	156,863	(818)	(0.5)	156,711	153,426	3,285	2.1
Nonearning assets	22,825	25,341	(2,516)	(9.9)	23,888	24,676	(788)	(3.2)
Total assets	$178,870	$182,204	$(3,334)	(1.8)%	$180,599	$178,102	$2,497	1.4%

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$35,347	$31,849	$3,498	11.0%	$33,932	$28,925	$5,007	17.3%
Interest checking	18,969	19,837	(868)	(4.4)	19,305	19,904	(599)	(3.0)
Money market and savings	49,298	47,965	1,333	2.8	48,640	46,927	1,713	3.7
Certificates and other time deposits	21,580	31,724	(10,144)	(32.0)	26,006	31,647	(5,641)	(17.8)
Foreign office deposits - interest-bearing	712	387	325	84.0	672	214	458	NM
Total deposits	125,906	131,762	(5,856)	(4.4)	128,555	127,617	938	0.7
Short-term borrowings	3,865	3,340	525	15.7	4,459	3,408	1,051	30.8
Long-term debt	20,756	18,689	2,067	11.1	19,301	20,651	(1,350)	(6.5)
Other liabilities	6,038	7,225	(1,187)	(16.4)	6,394	6,949	(555)	(8.0)
Total liabilities	156,565	161,016	(4,451)	(2.8)	158,709	158,625	84	0.1
Shareholders’ equity	22,305	21,188	1,117	5.3	21,890	19,477	2,413	12.4
Total liabilities and shareholders’ equity	$178,870	$182,204	$(3,334)	(1.8)%	$180,599	$178,102	$2,497	1.4%

Average balances exclude basis adjustments for fair value hedges.

(1)	Excludes trading securities.

NM - not meaningful.

BB&T Corporation

Average Balance Sheets - Five Quarter Trend

(Dollars in millions)

	Quarter Ended
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012
Assets
Securities, at amortized cost (1):
U.S. Treasury securities	$824	$518	$360	$302	$289
U.S. government-sponsored entities (GSE)	5,596	5,358	4,872	4,220	3,147
Mortgage-backed securities issued by GSE	27,020	27,050	27,803	28,540	29,162
States and political subdivisions	1,834	1,835	1,836	1,837	1,841
Non-agency mortgage-backed securities	268	277	289	300	312
Other securities	475	463	466	477	487
Covered securities	1,005	1,046	1,093	1,125	1,145
Total securities	37,022	36,547	36,719	36,801	36,383
Other earning assets	2,022	2,173	2,626	2,838	3,377
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,101	38,446	38,359	37,916	38,022
Commercial real estate—other	11,494	11,344	11,411	11,422	11,032
Commercial real estate—residential ADC	970	1,022	1,121	1,238	1,398
Direct retail lending	15,998	16,112	15,936	15,757	15,767
Sales finance loans	9,262	8,992	8,520	7,838	7,724
Revolving credit loans	2,357	2,308	2,268	2,279	2,280
Residential mortgage loans	23,979	23,403	23,391	23,618	23,820
Other lending subsidiaries	10,448	11,018	10,407	9,988	10,051
Total loans and leases held for investment (excluding covered loans)	112,609	112,645	111,413	110,056	110,094
Covered loans	2,186	2,502	2,858	3,133	3,477
Total loans and leases held for investment	114,795	115,147	114,271	113,189	113,571
Loans held for sale	2,206	3,118	3,581	3,792	3,532
Total loans and leases	117,001	118,265	117,852	116,981	117,103
Total earning assets	156,045	156,985	157,197	156,620	156,863
Nonearning assets	22,825	23,378	24,637	24,738	25,341
Total assets	$178,870	$180,363	$181,834	$181,358	$182,204

Liabilities and Shareholders’ Equity
Deposits:
Noninterest-bearing deposits	$35,347	$34,244	$33,586	$32,518	$31,849
Interest checking	18,969	18,826	19,276	20,169	19,837
Money market and savings	49,298	48,676	48,140	48,431	47,965
Certificates and other time deposits	21,580	25,562	28,034	28,934	31,724
Foreign office deposits - interest-bearing	712	640	947	385	387
Total deposits	125,906	127,948	129,983	130,437	131,762
Short-term borrowings	3,865	4,637	5,118	4,217	3,340
Long-term debt	20,756	19,447	18,287	18,690	18,689
Other liabilities	6,038	6,192	6,657	6,699	7,225
Total liabilities	156,565	158,224	160,045	160,043	161,016
Shareholders’ equity	22,305	22,139	21,789	21,315	21,188
Total liabilities and shareholders’ equity	$178,870	$180,363	$181,834	$181,358	$182,204

Average balances exclude basis adjustments for fair value hedges.

(1)	Excludes trading securities.

BB&T Corporation

Average Balances and Rates - Quarters

(Dollars in millions)

	Quarter Ended
	December 31, 2013			September 30, 2013
	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates

Assets
Securities, at amortized cost (3):
U.S. Treasury securities	$824	$2	0.70%	$518	$—	0.23%
U.S. government-sponsored entities (GSE)	5,596	29	2.10	5,358	28	2.06
Mortgage-backed securities issued by GSE	27,020	142	2.11	27,050	135	2.01
States and political subdivisions	1,834	27	5.82	1,835	27	5.79
Non-agency mortgage-backed securities	268	4	5.87	277	4	5.75
Other securities	475	2	1.42	463	2	1.44
Covered securities	1,005	28	11.17	1,046	38	14.37

Total securities	37,022	234	2.52	36,547	234	2.56

Other earning assets	2,022	5	0.91	2,173	8	1.49
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,101	336	3.50	38,446	346	3.58
Commercial real estate—other	11,494	103	3.58	11,344	105	3.66
Commercial real estate—residential ADC	970	11	4.50	1,022	11	4.44
Direct retail lending	15,998	183	4.50	16,112	188	4.67
Sales finance loans	9,262	69	2.95	8,992	69	3.06
Revolving credit loans	2,357	51	8.64	2,308	50	8.60
Residential mortgage loans	23,979	250	4.18	23,403	249	4.24
Other lending subsidiaries	10,448	247	9.40	11,018	280	10.09

Total loans and leases held for investment (excluding covered loans)	112,609	1,250	4.41	112,645	1,298	4.59
Covered loans	2,186	89	16.28	2,502	106	16.78

Total loans and leases held for investment	114,795	1,339	4.64	115,147	1,404	4.85
Loans held for sale	2,206	23	4.19	3,118	30	3.73

Total loans and leases	117,001	1,362	4.63	118,265	1,434	4.82

Total earning assets	156,045	1,601	4.08	156,985	1,676	4.25

Nonearning assets	22,825			23,378

Total assets	$178,870			$180,363

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$18,969	3	0.07	$18,826	4	0.07
Money market and savings	49,298	16	0.12	48,676	15	0.12
Certificates and other time deposits	21,580	45	0.83	25,562	53	0.83
Foreign office deposits - interest-bearing	712	1	0.06	640	—	0.06

Total interest-bearing deposits	90,559	65	0.28	93,704	72	0.31

Short-term borrowings	3,865	1	0.14	4,637	2	0.13
Long-term debt	20,756	138	2.64	19,447	148	3.05

Total interest-bearing liabilities	115,180	204	0.70	117,788	222	0.75

Noninterest-bearing deposits	35,347			34,244
Other liabilities	6,038			6,192
Shareholders’ equity	22,305			22,139

Total liabilities and shareholders’ equity	$178,870			$180,363

Average interest-rate spread			3.38			3.50

Net interest income/ net interest margin		$1,397	3.56%		$1,454	3.68%

Taxable-equivalent adjustment		$35			$37

Applicable ratios are annualized.

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.

BB&T Corporation

Average Balances and Rates - Quarters

(Dollars in millions)

	Quarter Ended
	June 30, 2013			March 31, 2013			December 31, 2012
	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury securities	$360	$—	0.23%	$302	$—	0.24%	$289	$—	0.24%
U.S. government-sponsored entities (GSE)	4,872	25	2.01	4,220	21	1.99	3,147	15	1.94
Mortgage-backed securities issued by GSE	27,803	138	1.97	28,540	137	1.92	29,162	139	1.90
States and political subdivisions	1,836	26	5.81	1,837	27	5.80	1,841	27	5.82
Non-agency mortgage-backed securities	289	4	5.57	300	4	5.58	312	4	5.67
Other securities	466	1	1.51	477	2	1.41	487	2	1.59
Covered securities	1,093	34	12.48	1,125	37	13.18	1,145	48	16.53
Total securities	36,719	228	2.49	36,801	228	2.48	36,383	235	2.58
Other earning assets	2,626	9	1.40	2,838	12	1.64	3,377	10	1.16
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,359	351	3.67	37,916	353	3.76	38,022	369	3.87
Commercial real estate—other	11,411	106	3.71	11,422	107	3.81	11,032	106	3.82
Commercial real estate—residential ADC	1,121	12	4.30	1,238	13	4.15	1,398	15	4.14
Direct retail lending	15,936	186	4.67	15,757	184	4.73	15,767	191	4.80
Sales finance loans	8,520	69	3.25	7,838	68	3.52	7,724	73	3.72
Revolving credit loans	2,268	48	8.48	2,279	48	8.51	2,280	48	8.40
Residential mortgage loans	23,391	246	4.21	23,618	251	4.26	23,820	251	4.23
Other lending subsidiaries	10,407	274	10.54	9,988	267	10.84	10,051	271	10.73
Total loans and leases held for investment (excluding covered loans)	111,413	1,292	4.64	110,056	1,291	4.74	110,094	1,324	4.79
Covered loans	2,858	121	16.95	3,133	135	17.49	3,477	166	18.98
Total loans and leases held for investment	114,271	1,413	4.95	113,189	1,426	5.09	113,571	1,490	5.22
Loans held for sale	3,581	30	3.42	3,792	31	3.28	3,532	28	3.27
Total loans and leases	117,852	1,443	4.90	116,981	1,457	5.03	117,103	1,518	5.16
Total earning assets	157,197	1,680	4.28	156,620	1,697	4.37	156,863	1,763	4.48
Nonearning assets	24,637			24,738			25,341
Total assets	$181,834			$181,358			$182,204

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$19,276	3	0.08	$20,169	5	0.09	$19,837	6	0.12
Money market and savings	48,140	15	0.13	48,431	18	0.15	47,965	19	0.15
Certificates and other time deposits	28,034	60	0.84	28,934	63	0.89	31,724	71	0.90
Foreign office deposits - interest-bearing	947	—	0.09	385	—	0.12	387	—	0.13
Total interest-bearing deposits	96,397	78	0.32	97,919	86	0.36	99,913	96	0.38
Short-term borrowings	5,118	2	0.18	4,217	2	0.18	3,340	2	0.27
Long-term debt	18,287	148	3.23	18,690	150	3.23	18,689	152	3.24
Total interest-bearing liabilities	119,802	228	0.76	120,826	238	0.79	121,942	250	0.82
Noninterest-bearing deposits	33,586			32,518			31,849
Other liabilities	6,657			6,699			7,225
Shareholders’ equity	21,789			21,315			21,188
Total liabilities and shareholders’ equity	$181,834			$181,358			$182,204

Average interest-rate spread			3.52			3.58			3.66

Net interest income/ net interest margin		$1,452	3.70%		$1,459	3.76%		$1,513	3.84%

Taxable-equivalent adjustment		$37			$37			$37

Applicable ratios are annualized.

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.

BB&T Corporation

Average Balances and Rates - Year-To-Date

(Dollars in millions)

	Year-to-Date
	December 31, 2013			December 31, 2012
	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates	(1) Average Balances	Interest Income/ Expense	(2) Yields/ Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury securities	$502	$2	0.42%	$272	$1	0.22%
U.S. government-sponsored entities (GSE)	5,016	103	2.04	1,329	25	1.92
Mortgage-backed securities issued by GSE	27,598	552	2.00	30,848	624	2.02
States and political subdivisions	1,836	107	5.80	1,851	108	5.83
Non-agency mortgage-backed securities	283	16	5.69	346	20	5.76
Other securities	470	7	1.45	505	8	1.65
Covered securities	1,067	137	12.82	1,183	172	14.53
Total securities	36,772	924	2.51	36,334	958	2.64
Other earning assets	2,412	34	1.39	3,359	31	0.91
Loans and leases:
Commercial loans and leases:
Commercial and industrial	38,206	1,386	3.63	36,966	1,464	3.96
Commercial real estate—other	11,418	421	3.69	10,779	411	3.81
Commercial real estate—residential ADC	1,087	47	4.34	1,665	63	3.76
Direct retail lending	15,952	741	4.64	15,270	744	4.87
Sales finance loans	8,658	275	3.18	7,680	305	3.97
Revolving credit loans	2,303	197	8.56	2,217	186	8.41
Residential mortgage loans	23,598	996	4.22	22,623	989	4.37
Other lending subsidiaries	10,468	1,068	10.20	9,525	1,051	11.04
Total loans and leases held for investment (excluding covered loans)	111,690	5,131	4.59	106,725	5,213	4.88
Covered loans	2,667	451	16.93	4,045	765	18.91
Total loans and leases held for investment	114,357	5,582	4.88	110,770	5,978	5.40
Loans held for sale	3,170	114	3.59	2,963	101	3.42
Total loans and leases	117,527	5,696	4.85	113,733	6,079	5.35
Total earning assets	156,711	6,654	4.25	153,426	7,068	4.61
Nonearning assets	23,888			24,676
Total assets	$180,599			$178,102

Liabilities and Shareholders’ Equity
Interest-bearing deposits:
Interest checking	$19,305	15	0.08	$19,904	25	0.12
Money market and savings	48,640	64	0.13	46,927	85	0.18
Certificates and other time deposits	26,006	221	0.85	31,647	319	1.01
Foreign office deposits - interest-bearing	672	1	0.08	214	—	0.11
Total interest-bearing deposits	94,623	301	0.32	98,692	429	0.43
Short-term borrowings	4,459	7	0.16	3,408	9	0.26
Long-term debt	19,301	584	3.03	20,651	624	3.02
Total interest-bearing liabilities	118,383	892	0.75	122,751	1,062	0.86
Noninterest-bearing deposits	33,932			28,925
Other liabilities	6,394			6,949
Shareholders’ equity	21,890			19,477
Total liabilities and shareholders’ equity	$180,599			$178,102

Average interest-rate spread			3.50			3.75

Net interest income/ net interest margin		$5,762	3.68%		$6,006	3.91%

Taxable-equivalent adjustment		$146			$149

Applicable ratios are annualized.

(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.

BB&T Corporation

Credit Quality

(Dollars in millions)

	As of
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Nonperforming assets (1)
Nonaccrual loans and leases:
Commercial loans and leases:
Commercial and industrial	$363	$415	$457	$533	$546
Commercial real estate—other	129	151	181	188	212
Commercial real estate—residential ADC	35	42	65	94	128
Direct retail lending	109	110	119	127	132
Sales finance loans	5	5	5	6	7
Residential mortgage loans (2)	243	238	254	255	269
Other lending subsidiaries (2)(3)	51	69	68	80	86

Total nonaccrual loans and leases held for investment (3)	935	1,030	1,149	1,283	1,380
Foreclosed real estate (4)	71	85	89	88	107
Other foreclosed property	47	47	38	42	49

Total nonperforming assets (excluding covered assets) (3)(4)	$1,053	$1,162	$1,276	$1,413	$1,536

Performing troubled debt restructurings (TDRs) (5)
Commercial loans and leases:
Commercial and industrial	$77	$74	$59	$54	$77
Commercial real estate—other	70	69	61	67	67
Commercial real estate—residential ADC	19	25	26	24	21
Direct retail lending	187	185	188	193	197
Sales finance loans	17	18	17	19	19
Revolving credit loans	48	51	53	55	56
Residential mortgage loans (2)(6)	785	720	726	715	769
Other lending subsidiaries (2)(3)	126	200	183	162	121

Total performing TDRs (3)(6)(7)	$1,329	$1,342	$1,313	$1,289	$1,327

Loans 90 days or more past due and still accruing
Commercial loans and leases:
Commercial and industrial	$—	$—	$3	$—	$1
Direct retail lending	33	34	30	34	38
Sales finance loans	5	5	5	7	10
Revolving credit loans	10	11	13	14	16
Residential mortgage loans (8)(9)	69	68	68	77	92
Other lending subsidiaries	5	4	4	6	10

Total loans 90 days past due and still accruing (excluding covered loans) (8)(9)(10)	$122	$122	$123	$138	$167

Loans 30-89 days past due
Commercial loans and leases:
Commercial and industrial	$35	$27	$32	$34	$42
Commercial real estate—other	8	13	10	10	12
Commercial real estate—residential ADC	2	2	2	2	2
Direct retail lending	132	121	123	136	145
Sales finance loans	56	46	47	42	56
Revolving credit loans	23	22	20	20	23
Residential mortgage loans (2)(11)(12)	463	424	465	529	498
Other lending subsidiaries (2)(3)	221	268	241	183	290

Total loans 30-89 days past due (excluding covered loans) (3)(11)(12)(13)	$940	$923	$940	$956	$1,068

(1)	Covered loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted below.
(2)	During the fourth quarter of 2013, approximately $16 million of nonaccrual loans, $66 million of performing TDRs and $40 million of loans 30-89 days past due were transferred from other lending subsidiaries to residential mortgage loans.
(3)	During the fourth quarter of 2013, approximately $9 million of nonaccrual loans, $24 million of performing TDRs and $26 million of loans 30-89 days past due were sold in connection with the sale of a consumer lending subsidiary.
(4)	Excludes covered foreclosed real estate totaling $121 million, $148 million, $181 million, $232 million and $254 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(5)	Excludes TDRs that are nonperforming totaling $193 million, $191 million, $211 million, $222 million, and $231 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively. These amounts are included in total nonperforming assets.
(6)	Excludes mortgage TDRs that are government guaranteed totaling $379 million, $383 million, $367 million, $338 million and $315 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively. Includes mortgage TDRs held for sale.
(7)	During the fourth quarter of 2012, $226 million of performing loans were classified as TDRs in connection with recent regulatory guidance related to loans discharged in bankruptcy not reaffirmed by the borrower.
(8)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $297 million, $268 million, $246 million, $251 million and $254 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively. Includes past due mortgage loans held for sale.
(9)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 90 days or more totaling $511 million, $497 million, $492 million, $514 million and $517 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(10)	Excludes covered loans past due 90 days or more totaling $304 million, $364 million, $401 million, $371 million and $442 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(11)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $96 million, $107 million, $103 million, $95 million and $96 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively. Includes past due mortgage loans held for sale.
(12)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase that are past due 30-89 days totaling $4 million, $5 million, $5 million, $5 million and $5 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.
(13)	Excludes covered loans past due 30-89 days totaling $88 million, $104 million, $102 million, $120 million and $135 million at December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

BB&T Corporation

Credit Quality

(Dollars in millions)

	As of/For the Quarter Ended
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Allowance for credit losses
Beginning balance	$1,930	$1,982	$2,031	$2,048	$2,096
Provision for credit losses (excluding covered loans)	71	90	179	247	256
Provision for covered loans	(11)	2	(11)	25	(4)
Charge-offs:
Commercial loans and leases:
Commercial and industrial	(45)	(42)	(70)	(91)	(98)
Commercial real estate—other	(7)	(11)	(30)	(36)	(41)
Commercial real estate—residential ADC	(3)	(6)	(19)	(20)	(27)
Direct retail lending	(29)	(35)	(42)	(42)	(54)
Sales finance loans	(7)	(5)	(5)	(6)	(7)
Revolving credit loans	(22)	(22)	(20)	(21)	(19)
Residential mortgage loans	(17)	(15)	(16)	(33)	(29)
Other lending subsidiaries	(60)	(66)	(61)	(68)	(60)
Covered loans	(1)	(2)	(2)	(14)	(5)

Total charge-offs	(191)	(204)	(265)	(331)	(340)

Recoveries:
Commercial loans and leases:
Commercial and industrial	13	17	10	7	5
Commercial real estate—other	7	10	7	4	4
Commercial real estate—residential ADC	6	8	3	6	8
Direct retail lending	9	11	10	8	9
Sales finance loans	2	3	2	2	3
Revolving credit loans	4	3	5	5	4
Residential mortgage loans	1	—	1	1	1
Other lending subsidiaries	7	8	10	9	6

Total recoveries	49	60	48	42	40

Net charge-offs	(142)	(144)	(217)	(289)	(300)

Sale of subsidiary	(27)	—	—	—	—

Ending balance	$1,821	$1,930	$1,982	$2,031	$2,048

Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$1,618	$1,712	$1,775	$1,836	$1,890
Allowance for covered loans	114	126	126	139	128
Reserve for unfunded lending commitments	89	92	81	56	30

Total	$1,821	$1,930	$1,982	$2,031	$2,048

				As of/For the Twelve Months Ended December 31
				2013	2012

Allowance for credit losses
Beginning balance				$2,048	$2,285
Provision for credit losses (excluding covered loans)				587	1,044
Provision for covered loans				5	13
Charge-offs
Commercial loans and leases
Commercial and industrial				(248)	(337)
Commercial real estate—other				(84)	(205)
Commercial real estate—residential ADC				(48)	(190)
Direct retail lending				(148)	(224)
Sales finance loans				(23)	(26)
Revolving credit loans				(85)	(81)
Residential mortgage loans				(81)	(136)
Other lending subsidiaries				(255)	(225)
Covered loans				(19)	(34)

Total charge-offs				(991)	(1,458)

Recoveries
Commercial loans and leases
Commercial and industrial				47	17
Commercial real estate—other				28	13
Commercial real estate—residential ADC				23	41
Direct retail lending				38	36
Sales finance loans				9	10
Revolving credit loans				17	18
Residential mortgage loans				3	3
Other lending subsidiaries				34	26

Total recoveries				199	164

Net charge-offs				(792)	(1,294)

Sale of subsidiary				(27)	—

Ending balance				$1,821	$2,048

BB&T Corporation

Credit Quality

	As of/For the Quarter Ended
	Dec. 31 2013		Sept. 30 2013		June 30 2013		March 31 2013		Dec. 31 2012

Asset Quality Ratios (including covered assets)
Loans 30-89 days past due and still accruing as a percentage of total loans and leases (1)(2)	0.88%		0.87%		0.88%		0.91%		1.02%
Loans 90 days or more past due and still accruing as a percentage of total loans and leases (1)(2)	0.36		0.41		0.44		0.43		0.52
Nonperforming loans and leases as a percentage of total loans and leases	0.80		0.87		0.97		1.09		1.17
Nonperforming assets as a percentage of:
Total assets	0.64		0.72		0.80		0.91		0.97
Loans and leases plus foreclosed property	1.00		1.10		1.23		1.39		1.51
Net charge-offs as a percentage of average loans and leases	0.48		0.48		0.74		1.00		1.02
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.49		1.59		1.64		1.73		1.76
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.06	X	3.22	X	2.18	X	1.69	X	1.69	X
Nonperforming loans and leases held for investment	1.85		1.78		1.66		1.54		1.46

Asset Quality Ratios (excluding covered assets) (3)
Loans 30-89 days past due and still accruing as a percentage of total loans and leases (1)(2)	0.82%		0.79%		0.81%		0.83%		0.93%
Loans 90 days or more past due and still accruing as a percentage of total loans and leases (1)(2)	0.11		0.10		0.11		0.12		0.15
Nonperforming loans and leases as a percentage of total loans and leases	0.81		0.89		0.99		1.12		1.20
Nonperforming assets as a percentage of:
Total assets	0.58		0.65		0.71		0.80		0.85
Loans and leases plus foreclosed property	0.91		1.00		1.10		1.23		1.33
Net charge-offs as a percentage of average loans and leases	0.49		0.49		0.75		0.98		1.04
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.42		1.51		1.57		1.65		1.70
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.88	X	3.03	X	2.07	X	1.65	X	1.60	X
Nonperforming loans and leases held for investment	1.73		1.66		1.55		1.43		1.37

							As of/For the Twelve Months Ended December 31
							2013		2012

Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							0.67%		1.14%
Ratio of allowance for loan and lease losses to net charge-offs							2.19	X	1.56	X
Excluding covered loans: (3)
Net charge-offs as a percentage of average loans and leases							0.67%		1.15%
Ratio of allowance for loan and lease losses to net charge-offs							2.09	X	1.50	X

Applicable ratios are annualized.

(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(2)	Excludes mortgage loans guaranteed by the government. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by loss share accounting.

BB&T Corporation

Credit Quality - Supplemental Information

(Dollars in millions)

	As of December 31, 2013
	Current Status		Past Due 30-89 Days		Past Due 90+ Days		Total

Performing TDRs: (1)
Commercial loans:
Commercial and industrial	$77	100.0%	$—	—%	$—	—%	$77
Commercial real estate—other	70	100.0	—	—	—	—	70
Commercial real estate—residential ADC	19	100.0	—	—	—	—	19
Direct retail lending	173	92.5	12	6.4	2	1.1	187
Sales finance loans	16	94.1	1	5.9	—	—	17
Revolving credit loans	40	83.3	5	10.4	3	6.3	48
Residential mortgage loans (2)	659	83.9	109	13.9	17	2.2	785
Other lending subsidiaries	109	86.5	17	13.5	—	—	126

Total performing TDRs	1,163	87.5	144	10.8	22	1.7	1,329
Nonperforming TDRs (3)	76	39.4	16	8.3	101	52.3	193

Total TDRs (2)	$1,239	81.4%	$160	10.5%	$123	8.1%	$1,522

	Quarter Ended
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net charge-offs as a percentage of average loans and leases:
Commercial loans and leases:
Commercial and industrial	0.33%	0.26%	0.63%	0.89%	0.97%
Commercial real estate—other	—	0.07	0.78	1.16	1.37
Commercial real estate—residential ADC	(0.67)	(0.72)	5.66	4.40	5.36
Direct retail lending	0.50	0.61	0.79	0.87	1.13
Sales finance loans	0.20	0.15	0.10	0.20	0.20
Revolving credit loans	3.00	3.05	2.64	2.93	2.65
Residential mortgage loans	0.27	0.24	0.27	0.55	0.47
Other lending subsidiaries	2.01	2.05	1.98	2.42	2.16
Covered loans	0.16	0.25	0.41	1.77	0.50
Total loans and leases (4)	0.48	0.48	0.74	1.00	1.02

Total loans and leases, excluding covered loans (4)	0.49	0.49	0.75	0.98	1.04

				Year-to-date
				Dec. 31 2013	Dec. 31 2012

Net charge-offs as a percentage of average loans and leases:
Commercial loans and leases:
Commercial and industrial				0.52%	0.87%
Commercial real estate—other				0.50	1.80
Commercial real estate—residential ADC				2.37	8.92
Direct retail lending				0.69	1.23
Sales finance loans				0.16	0.21
Revolving credit loans				2.91	2.86
Residential mortgage loans				0.33	0.59
Other lending subsidiaries				2.11	2.09
Covered loans				0.71	0.83
Total loans and leases (4)				0.67	1.14

Total loans and leases, excluding covered loans (4)				0.67	1.15

Applicable ratios are annualized.

(1)	Past due performing TDRs are included in past due disclosures.
(2)	Excludes mortgage TDRs that are government guaranteed totaling $379 million.
(3)	Nonperforming TDRs are included in nonaccrual loan disclosures.
(4)	Total loans and leases includes loans held for sale.

BB&T Corporation

Preliminary Capital Information - Five Quarter Trend

(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Selected Capital Information
Risk-based capital:
Tier 1	$16,074	$15,606	$15,397	$14,432	$14,373
Total	19,512	19,255	19,193	18,321	18,267
Risk-weighted assets (1)	136,366	138,303	138,265	135,914	136,367
Average quarterly tangible assets	172,142	173,787	174,865	174,214	175,015
Risk-based capital ratios:
Tier 1	11.8%	11.3%	11.1%	10.6%	10.5%
Total	14.3	13.9	13.9	13.5	13.4
Leverage capital ratio	9.3	9.0	8.8	8.3	8.2
Equity as a percentage of total assets	12.5	12.2	12.0	11.7	11.5
Book value per common share	$28.52	$27.59	$27.51	$27.15	$27.21

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets (3)	7.3%	6.9%	6.8%	6.7%	6.6%
Tier 1 common equity as a percentage of risk-weighted assets	9.9	9.4	9.3	9.1	9.0

Tangible book value per common share (3)	$18.08	$17.06	$16.92	$16.50	$16.53

Calculations of tangible common equity, Tier 1 common equity, tangible assets and related measures: (2)

Total shareholders’ equity	$22,809	$22,094	$21,996	$21,229	$21,223
Less:
Preferred stock	2,603	2,603	2,603	2,116	2,116
Noncontrolling interests	50	45	56	65	65
Intangible assets	7,383	7,418	7,444	7,470	7,477

Tangible common equity	$12,773	$12,028	$11,893	$11,578	$11,565

Add:
Regulatory adjustments	698	975	901	738	692

Tier 1 common equity (Basel I)	$13,471	$13,003	$12,794	$12,316	$12,257

Total assets	$182,341	$181,050	$182,735	$180,837	$183,872
Less:
Intangible assets	7,383	7,418	7,444	7,470	7,477

Tangible assets (3)	$174,958	$173,632	$175,291	$173,367	$176,395

Total risk-weighted assets (1)	$136,366	$138,303	$138,265	$135,914	$136,367

Tangible common equity as a percentage of tangible assets	7.3%	6.9%	6.8%	6.7%	6.6%
Tier 1 common equity as a percentage of risk-weighted assets	9.9	9.4	9.3	9.1	9.0

Tangible common equity	$12,773	$12,028	$11,893	$11,578	$11,565

Outstanding shares at end of period (in thousands)	706,620	704,925	702,995	701,440	699,728

Tangible book value per common share (3)	$18.08	$17.06	$16.92	$16.50	$16.53

(1)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off-balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(2)	Tangible common equity, Tier 1 common equity and related ratios are non-GAAP measures. BB&T’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
(3)	At September 30, 2013, the calculation of tangible book value per common share was revised to be based upon tangible common equity whereas this calculation was previously based upon Tier 1 common equity. In addition, the calculation of tangible assets was revised to no longer include deferred taxes on intangible assets. Previously presented information has been revised to conform to the current presentation.

BB&T Corporation

Selected Items & Additional Information

(Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax

Fourth Quarter 2013
Gain on sale of subsidiary	Other income	$31	$19

Third Quarter 2013
Income tax adjustment	Provision for income taxes	N/A	(235)
Owned real estate and related adjustments	Other expense	(11)	(7)

Second Quarter 2013
None		N/A	N/A

First Quarter 2013
Income tax adjustment	Provision for income taxes	N/A	(281)

Fourth Quarter 2012
None		N/A	N/A

Third Quarter 2012
Mortgage repurchase expense adjustments (1)	Loan-related expense	(28)	(17)

Second Quarter 2012
Leveraged lease tax benefit	Provision for income taxes	N/A	12

First Quarter 2012
Tax related items, net (2)	Other income	(42)	(50)
Leveraged lease write-downs	Other expense	(15)	(10)

	As of / Quarter Ended
	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$52	$22	$101	$56	$35
MSRs hedge gains (losses)	(48)	(17)	(86)	(46)	(20)

Net	$4	$5	$15	$10	$15

Residential mortgage loan originations	$5,344	$8,327	$9,260	$8,665	$8,570

Residential mortgage servicing portfolio (3):
Loans serviced for others	87,434	84,025	80,846	76,830	73,769
Bank-owned loans serviced	25,401	26,782	26,211	26,962	27,593
Total servicing portfolio	112,835	110,807	107,057	103,792	101,362

Weighted-average coupon rate	4.24%	4.24%	4.32%	4.45%	4.59%
Weighted-average servicing fee	0.298	0.301	0.306	0.312	0.319

Selected Miscellaneous Information
Derivatives notional amount	$59,318	$62,771	$64,111	$75,702	$72,796
Fair value of derivatives	(106)	(160)	(21)	(85)	13
Accumulated comprehensive income related to securities, net of tax (4)	(289)	(163)	(81)	255	329

Common stock prices:
High	37.42	36.59	34.37	31.78	33.89
Low	32.65	33.30	29.18	29.83	26.86
End of period	37.32	33.75	33.88	31.39	29.11

Banking offices	1,825	1,824	1,851	1,842	1,832
ATMs	2,935	2,941	2,885	2,851	2,826
FTEs	33,696	33,677	33,869	33,952	33,981

(1)	Related to better identification of unrecoverable costs associated with investor-owned loans.
(2)	Includes write-downs of investments in affordable housing and other tax adjustments.
(3)	Amounts reported are unpaid principal balance.
(4)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation

Non-GAAP Reconciliations

(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
Efficiency and Fee Income Ratios (1)	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Efficiency ratio - GAAP	61.1%	62.4%	59.9%	57.5%	58.8%
Effect of securities gains (losses), net	0.1	—	0.5	0.5	—
Effect of merger-related and restructuring charges, net	(0.4)	(0.2)	(1.1)	(0.2)	(0.5)
Effect of gain on sale of subsidiary	0.8	—	—	—	—
Effect of FDIC loss share accounting	(0.2)	—	(0.2)	0.5	(0.1)
Effect of foreclosed property expense	(0.5)	(0.6)	(0.5)	(0.8)	(1.9)
Effect of owned real estate adjustments	—	(0.5)	—	—	—
Effect of amortization of intangibles	(1.0)	(1.0)	(1.0)	(1.1)	(1.0)
Efficiency ratio - reported	59.9	60.1	57.6	56.4	55.3

Fee income ratio - GAAP	41.4%	38.4%	41.9%	40.7%	40.3%
Effect of securities gains (losses), net	(0.1)	—	(0.5)	(0.5)	—
Effect of gain on sale of subsidiary	(0.8)	—	—	—	—
Effect of FDIC loss share accounting	3.0	3.2	3.2	2.7	3.8
Fee income ratio - reported	43.5	41.6	44.6	42.9	44.1

				Year-to-Date Dec. 31
				2013	2012

Efficiency ratio - GAAP				60.2%	59.3%
Effect of securities gains (losses), net				0.3	(0.1)
Effect of merger-related and restructuring charges, net				(0.5)	(0.7)
Effect of gain on sale of subsidiary				0.2	—
Effect of mortgage repurchase expense adjustments				—	(0.1)
Effect of FDIC loss share accounting				—	0.1
Effect of affordable housing investments write-down				—	(0.2)
Effect of foreclosed property expense				(0.6)	(2.7)
Effect of leveraged lease sale/write-downs				—	(0.2)
Effect of owned real estate adjustments				(0.1)	—
Effect of amortization of intangibles				(1.0)	(1.1)
Efficiency ratio - reported				58.5	54.3

Fee income ratio - GAAP				40.6%	38.9%
Effect of securities gains (losses), net				(0.3)	0.1
Effect of gain on sale of subsidiary				(0.2)	—
Effect of affordable housing investments write-down				—	0.2
Effect of FDIC loss share accounting				3.1	3.3
Fee income ratio - reported				43.2	42.5

	Quarter Ended
Return on Average Tangible Common Shareholders’ Equity (2)	Dec. 31 2013	Sept. 30 2013	June 30 2013	March 31 2013	Dec. 31 2012

Net income available to common shareholders	$537	$268	$547	$210	$506
Plus: Amortization of intangibles, net of tax	16	16	17	17	17

Tangible net income available to common shareholders	$553	$284	$564	$227	$523

Average common shareholders’ equity	$19,657	$19,491	$19,293	$19,138	$19,160
Less: Average intangible assets	7,397	7,431	7,456	7,464	7,463

Average tangible common shareholders’ equity	$12,260	$12,060	$11,837	$11,674	$11,697

Return on average tangible common shareholders’ equity	17.91%	9.33%	19.12%	7.87%	17.80%

Basel III Common Equity Tier 1 Ratio - Preliminary					Dec. 31 2013

Tier 1 common equity under Basel 1					$13,471
Adjustments					98

Common equity Tier 1 under Basel III definition					$13,569

Estimated risk-weighted assets under Basel III definition					$142,077

Basel III common equity Tier 1 ratio					9.6%

(1)	BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)	BB&T’s management believes investors use this measure to evaluate the return on average common shareholders’ equity without the impact of intangible assets and their related amortization.

BB&T Corporation

Non-GAAP Reconciliations

(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended March 31, 2013			Quarter Ended September 30, 2013
Certain Performance Measures (1)	GAAP	Tax Adj.	Adjusted	GAAP	Tax Adj.	Adjusted

Net income available to common shareholders	$210	$281	$491	$268	$235	$503
Weighted average number of diluted common shares	711,020	—	711,020	716,101	—	716,101
Diluted EPS	$0.29		$0.69	$0.37		$0.70

Net income	$256	$281	$537	$309	$235	$544
Average assets	181,358	100	181,458	180,363	3	180,366
Return on average assets	0.57%		1.20%	0.68%		1.20%

Net income	$256	$281	$537	$309	$235	$544
Average risk-weighted assets	136,141	100	136,241	138,276	3	138,279
Return on average risk-weighted assets	0.76%		1.60%	0.89%		1.56%

Net income available to common shareholders	$210	$281	$491	$268	$235	$503
Average common shareholders’ equity	19,138	100	19,238	19,491	3	19,494
Return on average common shareholders’ equity	4.44%		10.34%	5.44%		10.22%

Tangible net income available to common shareholders	$227	$281	$508	$284	$235	$519
Average tangible common shareholders’ equity	11,674	100	11,774	12,060	3	12,063
Return on average tangible common shareholders’ equity	7.87%		17.48%	9.33%		17.05%

(1)	BB&T’s management uses these measures in their analysis of the Corporation’s performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.